INFORMATION ABOUT GEOGRAPHIC AREAS	12 Months Ended
Dec. 31, 2014
INFORMATION ABOUT GEOGRAPHIC AREAS

17. INFORMATION ABOUT GEOGRAPHIC AREAS

Our operations are primarily within the United States, including Puerto Rico, Canada and Mexico. Products are also sold from the United States on an export-only basis to portions of Latin America and the Caribbean Basin. The following tables set forth revenues and long-lived assets by geographical area:

Years Ended December 31,	2014	2013	2012
Revenues:
United States	$3,525,176	$3,325,114	$3,087,256
Canada	300,289	318,165	240,254
Mexico	119,075	100,051	104,202

Total revenues	$3,944,540	$3,743,330	$3,431,712

December 31,	2014	2013
Long-Lived Assets:
United States	$434,910	$429,202
Canada	187,064	207,340
Mexico	5,293	5,329

Total long-lived assets	$627,267	$641,871

Revenues are attributed to countries based on the location of the store from which the sale occurred. Long-lived assets consist of property and equipment, goodwill and intangible assets.